UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811‑23621
Name of Fund: BlackRock 2037 Municipal Target Term Trust (BMN)
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock 2037 Municipal Target Term Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 12/31/2026
Date of reporting period: 06/30/2026

Item 1 – Reports to Stockholders
(a) The Reports to Shareholders are attached herewith.

June 30, 2026
2026 Semi-Annual Report (Unaudited)

BlackRock 2037 Municipal Target Term Trust (BMN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended June 30, 2026

Municipal Market Conditions
The second half of 2025 was framed by a softening labor market, the longest government shutdown in history, and limited economic data for markets and the Federal Reserve to assess. An increasingly dovish Fed cut rates at three consecutive meetings, lowering the Federal Funds rate from 4.50% to 3.75% and creating a constructive backdrop for fixed income. Municipals entered 2026 with strong momentum as resilient demand supported performance despite tariff-related volatility and geopolitical uncertainty. Conditions shifted in late March as an oil-driven inflation shock tied to escalating tensions with Iran triggered a sharp repricing of monetary policy expectations, pressuring returns. Municipals rebounded in the second quarter as attractive valuations and strong seasonal reinvestment demand absorbed record issuance, generating absolute and relative performance despite a more hawkish Federal Reserve under new leadership. The long-end of the curve, triple-B rated credits, and the hospital, housing, and transportation sectors outperformed during the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of June 30, 2026
6	months:	2.32%
12	months:	7.03%
During the 12-months ended June 30, 2026, municipal bond funds experienced net inflows totaling $105 billion (based on data from the Investment Company Institute), with demand concentrated primarily in investment-grade and long-term funds split between open-end funds and ETFs. At the same time, the market absorbed $581 billion in issuance, a 9% increase year-over-year (period ending June 2025). Issuance was driven by an increased need for infrastructure spending, declining COVID stimulus cash available to municipalities, and increasing construction costs and project expenses.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From June 30, 2025 to June 30, 2026, yields on AAA-rated 30-year municipal bonds decreased by 35 basis points (bps) from 4.54% to 4.19%, ten-year yields decreased by 31 bps from 3.26% to 2.95%, five-year yields decreased by 8 bps from 2.67% to 2.59%, and two-year yields decreased by 23 bps from 2.58% to 2.35% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 12 bps to a slope of 184 bps, trailing the 28 bps of flattening experienced in the Treasury curve.
Municipal curves remain steeper than taxable curves, offering investors who are looking for duration an attractive entry point.
Financial Conditions of Municipal Issuers
Municipal credit fundamentals remain broadly sound, though fiscal conditions are gradually normalizing following several years of exceptional post-pandemic strength. State revenues remain healthy overall, with total state tax collections rising 7.7% year-over-year in 4Q25, but broader trends are becoming less favorable, as 40 states entered FY2026 below their inflation-adjusted long-term revenue growth trend and median rainy day fund capacity declined to 47.8 days of operating expenditures, the first annual decline since the Great Recession. At the local level, fiscal pressures are becoming more pronounced, particularly among K–12 school districts, where the expiration of federal pandemic aid, rising operating costs, and slower growth in state funding have contributed to widening credit dispersion and an increase in downgrades and negative outlooks. Policy developments also warrant attention, as several states are considering property tax reforms that could pressure local government finances. While municipal balance sheets remain strong, credit performance is becoming increasingly issuer-specific, reinforcing the importance of disciplined fiscal management, strong governance, and rigorous fundamental credit analysis.
The opinions expressed are those of BlackRock as of June 30, 2026 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a) The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain the Trust’s leverage if it deems such action to be appropriate. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  the Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.
To obtain leverage, the Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

2026 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2026

BlackRock 2037 Municipal Target Term Trust (BMN)
Investment Objective
BlackRock 2037 Municipal Target Term Trust’s (BMN) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about September 30, 2037. Under normal market conditions, the Trust invests at least 80% of its Managed Assets in municipal securities. The Trust invests primarily in investment grade quality securities or securities that are unrated but judged to be of comparable quality by the investment adviser.
There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.
Trust Information
Symbol on New York Stock Exchange	BMN
Initial Offering Date	October 28, 2022
Termination Date	September 30, 2037
Yield on Closing Market Price as of June 30, 2026 ($25.70)(a)	4.38%
Tax Equivalent Yield(b)	7.40%
Current Monthly Distribution per Common Share(c)	$0.093750
Current Annualized Distribution per Common Share(c)	$1.125000
Leverage as of June 30, 2026(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary
	06/30/26	12/31/25	Change	High	Low
Closing Market Price	$ 25.70	$ 26.18	(1.83)%	$ 27.53	$ 25.10
Net Asset Value	26.06	25.76	1.16	26.38	25.25
Performance
Returns for the period ended June 30, 2026 were as follows:
		Average Annual Total Returns
	6-month	1 Year	Since Inception(a)
Trust at NAV(b)(c)	3.36%	9.00%	5.59%
Trust at Market Price(b)(c)	0.29	9.07	5.19
Customized Reference Benchmark(d)	2.34	8.45	7.30
Bloomberg Municipal Bond Index(e)	2.32	7.03	5.21

(a)	BMN commenced operations on October 28, 2022.
(b)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(c)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index (75%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) 2037 Total Return Index (25%).
(e)	A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
Trust Summary

Trust Summary as of June 30, 2026(continued)

BlackRock 2037 Municipal Target Term Trust (BMN)
The following discussion relates to the Trust’s absolute performance based on NAV:
The Trust’s absolute return was driven primarily by contributions from its largest portfolio allocations. In this vein, healthcare, housing, and transportation holdings were among the leading contributors to performance at the sector level. From a credit quality perspective, AA, A, and BBB rated bonds accounted for a significant share of total return, reflecting the Trust’s substantial weightings in these rating categories. Bonds maturing in 10 to 20 years were the largest contributors in terms of maturities, consistent with the portfolio’s positioning in that segment of the market. Premium coupon bonds—particularly securities with coupons of 5% and above—also contributed meaningfully.
Given that the municipal market generated positive returns during the reporting period, there were a limited number of detractors from absolute performance. With this said, lower-coupon bonds and securities with shorter maturities made smaller contributions to absolute performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Health	22.5%
Housing	17.0
County/City/Special District/School District	15.6
Transportation	13.7
Corporate	12.3
State	11.4
Education	5.5
Utilities	2.0
Other*	— (c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(d)	Percent of Total Investments(b)
2026	14.5%
2027	7.8
2028	4.4
2029	4.7
2030	4.2

CREDIT QUALITY ALLOCATION
Credit Rating(e)	Percent of Total Investments(b)
AAA/Aaa	4.3%
AA/Aa	31.1
A	20.1
BBB/Baa	20.4
BB/Ba	4.8
B	0.9
N/R	18.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2026
BlackRock 2037 Municipal Target Term Trust (BMN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 3.0%
Baldwin County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/55(a)(b)	$1,235	$ 1,283,300
Black Belt Energy Gas District, RB, Series A, 5.25%, 05/01/56(a)	2,510	2,561,725
Black Belt Energy Gas District, Refunding RB, Series H-1, 5.00%, 01/01/34	955	1,001,096
		4,846,121
Arizona — 1.9%
Arizona Industrial Development Authority, RB, 5.00%, 07/01/38(b)	460	468,757
La Paz County Industrial Development Authority, RB, 5.00%, 02/15/46(b)	500	499,965
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	2,000	2,105,655
		3,074,377
California — 4.6%
California Community Choice Financing Authority, RB, Series E-2, Sustainability Bonds, 4.11%, 02/01/54(a)	625	636,481
California Enterprise Development Authority, RB, 7.60%, 11/15/37(b)	1,000	1,019,150
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	440	288,200
California Public Finance Authority, RB(b)
Series A, 5.88%, 06/01/39	750	750,055
Sustainability Bonds, 5.00%, 11/15/36	1,000	1,015,461
California School Finance Authority, RB, Series A, 5.00%, 07/01/45(b)	1,000	1,000,165
California School Finance Authority, Refunding RB, Sustainability Bonds, 5.25%, 08/01/38(b)	125	124,923
California Statewide Communities Development Authority, RB, Series A, 5.00%, 12/01/41(b)	2,500	2,501,218
		7,335,653
Colorado — 3.5%
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/39	750	743,550
Series A, 4.00%, 11/15/50	1,575	1,413,121
Denver Convention Center Hotel Authority, Refunding RB, Series A, 5.00%, 12/01/40	2,000	2,003,595
Eagle County Airport Terminal Corp., ARB, Series B, AMT, 5.00%, 05/01/41	1,000	1,005,104
Southlands Metropolitan District No. 1, Refunding GO, Series A-1, 5.00%, 12/01/37	500	503,355
		5,668,725
Delaware — 0.2%
Delaware State Economic Development Authority, Refunding RB, Series A, 4.00%, 10/01/45(a)	400	404,232
District of Columbia — 0.7%
District of Columbia, RB, Series A, AMT, Sustainability Bonds, 5.50%, 02/28/37	1,000	1,127,845
Florida — 7.0%
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/43	2,750	1,226,715
Series A-2, 0.00%, 10/01/46	6,175	2,257,603
Florida Development Finance Corp., RB(b)
AMT, 4.50%, 07/01/32	315	315,815
Series A, AMT, 4.38%, 10/01/54(a)	250	253,660
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., Refunding RB, AMT, (AGM), 5.00%, 07/01/44	$315	$ 311,709
Gas Worx Community Development District, SAB, 5.00%, 05/01/36(b)	615	638,940
Greater Orlando Aviation Authority, ARB, AMT, 5.50%, 11/01/37	1,500	1,610,884
Normandy Community Development District, SAB, 4.63%, 05/01/31(b)	390	393,125
Orange County Health Facilities Authority, RB, 5.00%, 08/01/35	500	500,498
Rookery Community Development District, SAB, 5.00%, 05/01/44	500	506,332
Village Community Development District No. 15, SAB, 4.85%, 05/01/38(b)	395	409,834
Village Community Development District No. 16, SAB, 4.50%, 05/01/40	2,750	2,795,995
		11,221,110
Georgia — 2.2%
DeKalb County Housing Authority, Refunding RB, 4.13%, 12/01/34	250	250,049
Development Authority of Cobb County, RB, Series A, 5.70%, 06/15/38(b)	625	634,766
Gainesville & Hall County Hospital Authority, RB, 4.00%, 02/15/46	1,010	945,929
Main Street Natural Gas, Inc., Refunding RB, Series A, 5.00%, 05/15/37	1,500	1,625,204
		3,455,948
Illinois — 7.3%
Chicago Board of Education, GO, Series C, 5.25%, 12/01/39	2,675	2,664,509
Chicago Midway International Airport, Refunding ARB, Series A, AMT, Senior Lien, 5.25%, 01/01/42	1,250	1,336,440
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/47	1,000	1,002,920
City of Chicago Illinois, GO
Series A, 5.50%, 01/01/41	1,855	1,900,063
Series C, 6.00%, 01/01/43	1,000	1,095,672
Illinois Finance Authority, RB, Series A, 6.50%, 05/15/42	250	269,728
Illinois Finance Authority, Refunding RB
4.00%, 08/15/41	1,170	1,123,636
Series A, 5.00%, 05/15/41	310	312,760
Metropolitan Pier & Exposition Authority, RB, Series A, (NPFGC), 0.00%, 06/15/37(c)	2,000	1,317,136
Rock Island County School District No. 41 Rock Island/Milan, GO, Series A, (AGM), 5.00%, 01/01/44	600	635,124
		11,657,988
Iowa — 2.2%
Iowa Finance Authority, RB
4.75%, 08/01/42	2,000	2,000,657
Series A, 5.00%, 05/15/43	1,500	1,504,365
		3,505,022
Louisiana — 0.8%
Louisiana Housing Corp., RB, S/F Housing, Series B, (FHLMC, FNMA, GNMA), 4.60%, 12/01/42	995	1,007,327
Louisiana Public Facilities Authority, Refunding RB, Series A, 5.00%, 12/15/43(b)	335	335,106
		1,342,433
Maine — 0.1%
Finance Authority of Maine, Refunding RB, AMT, 4.63%, 12/01/47(a)(b)	100	104,473
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock 2037 Municipal Target Term Trust (BMN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maryland — 2.5%
City of Baltimore MD, RB, 5.00%, 06/01/45(b)	$825	$ 840,504
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	1,500	1,555,343
Maryland Health & Higher Educational Facilities Authority, Refunding RB, (AGM), 5.00%, 07/01/45	1,500	1,613,774
		4,009,621
Massachusetts — 6.3%
Massachusetts Development Finance Agency, RB
5.00%, 07/01/42	1,000	1,014,644
5.25%, 08/15/42	2,000	2,173,971
Series A, 5.00%, 01/01/47	2,500	2,498,825
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/44	2,500	2,510,683
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1, Sustainability Bonds, 4.50%, 12/01/45	1,860	1,873,596
		10,071,719
Michigan — 7.1%
Michigan Finance Authority, RB, 4.00%, 02/15/44	1,275	1,221,379
Michigan Finance Authority, Refunding RB, 5.00%, 11/15/41	1,000	1,004,647
Michigan State Housing Development Authority, RB, S/F Housing
Series D, Sustainability Bonds, 5.10%, 12/01/37	2,250	2,390,914
Series D, Sustainability Bonds, 5.20%, 12/01/40	2,750	2,869,676
Michigan Strategic Fund, RB, AMT, (AGM), 4.50%, 06/30/48	2,500	2,372,422
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	1,000	953,089
Wayne County Airport Authority, Refunding RB, AMT, 5.00%, 12/01/44	590	626,001
		11,438,128
Minnesota — 0.9%
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,355	1,443,120
Nevada — 1.3%
City of North Las Vegas Nevada, SAB(b)
5.50%, 06/01/37	485	510,717
5.75%, 06/01/42	485	509,936
Nevada Housing Division, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.35%, 10/01/41	1,030	1,023,324
		2,043,977
New Hampshire — 4.5%
New Hampshire Business Finance Authority, RB, Class A, Sustainability Bonds, 5.25%, 06/01/42	1,500	1,630,893
New Hampshire Business Finance Authority, RB, M/F Housing
Series 1, 4.50%, 04/20/43(a)	1,998	1,984,358
Series 2026, Class 1, 4.25%, 07/20/41	400	391,604
1st Series, Subordinate, 5.13%, 01/28/43(a)	1,055	1,067,495
Series 2025, Subordinate, 5.15%, 09/28/37	590	591,936
Class A-1, Sustainability Bonds, 4.75%, 06/20/41(a)	1,505	1,551,250
		7,217,536
New Jersey — 4.2%
New Jersey Economic Development Authority, RB, Series A, 5.00%, 06/15/42	1,500	1,530,397
Security	Par (000)	Value
New Jersey (continued)
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing, Series D-1, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 11/01/45	$1,000	$ 1,046,523
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/42	2,200	2,360,536
Series AA, 5.00%, 06/15/45	460	495,637
South Jersey Port Corp., Refunding ARB, Series S, 5.00%, 01/01/39	1,350	1,351,380
		6,784,473
New Mexico — 0.6%
City of Santa Fe New Mexico, Refunding RB, 5.00%, 05/15/32	1,000	1,000,614
New York — 6.0%
Build NYC Resource Corp., RB, Sustainability Bonds, 5.00%, 06/01/32(b)	400	407,649
Metropolitan Transportation Authority, Refunding RB, Series C, Sustainability Bonds, 5.00%, 11/15/42	500	520,265
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 12/01/37	1,670	1,670,796
New York City Housing Development Corp., RB, M/F Housing, Series S, Class F-1, Sustainability Bonds, (REMIC FHA INS 542 (c)), 4.60%, 11/01/42	1,500	1,525,095
New York State Environmental Facilities Corp., RB, AMT, 5.13%, 09/01/50(a)(b)	250	263,792
New York Transportation Development Corp., ARB, AMT, 5.00%, 01/01/36	1,500	1,526,625
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/40	1,500	1,544,284
AMT, Sustainability Bonds, 5.50%, 06/30/38	1,000	1,066,422
Onondaga Civic Development Corp., RB, 5.00%, 07/01/40	1,075	1,075,460
		9,600,388
North Carolina — 1.4%
North Carolina Medical Care Commission, RB
5.25%, 12/01/44	710	767,043
5.25%, 12/01/45	500	535,444
North Carolina Turnpike Authority, Refunding RB, Series A, 5.00%, 07/01/42	995	995,179
		2,297,666
Ohio — 4.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series A-2, Class 1, 4.00%, 06/01/39	100	99,199
County of Franklin Ohio, RB, 5.00%, 05/15/40	3,140	3,152,546
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	1,220	1,257,205
Ohio Air Quality Development Authority, RB, AMT, 4.50%, 01/15/48(b)	1,000	969,265
State of Ohio, RB, Series P3, AMT, 5.00%, 12/31/39	1,680	1,680,034
		7,158,249
Oklahoma — 1.0%
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	1,000	1,011,577
Tulsa Municipal Airport Trust Trustees, Refunding, ARB, AMT, 6.25%, 12/01/40	540	599,082
		1,610,659

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock 2037 Municipal Target Term Trust (BMN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Oregon — 1.5%
Port of Morrow Oregon, ARB, Series A, 5.15%, 10/01/26(b)	$1,140	$ 1,140,169
Washington & Multnomah Counties School District No. 48J Beaverton, GO, CAB, Series A, (GTD), 0.00%, 06/15/37(c)	2,000	1,305,408
		2,445,577
Pennsylvania — 13.6%
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,000	2,014,484
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	860	898,582
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, 5.00%, 05/01/42	2,580	2,706,772
City of Philadelphia PA Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	1,500	1,506,333
Lancaster County Hospital Authority, RB, 5.00%, 11/01/51	1,000	1,010,711
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 11/15/36	350	350,966
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.50%, 06/30/43	5,000	5,334,291
Pennsylvania Higher Educational Facilities Authority, Refunding RB, 5.00%, 05/01/41	1,500	1,511,999
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 149A, Sustainability Bonds, 5.10%, 10/01/45	2,500	2,615,252
Series 151-A, Sustainability Bonds, 4.60%, 10/01/45	2,000	2,025,337
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.00%, 06/01/42	1,500	1,522,079
Philadelphia Authority for Industrial Development, RB, 5.00%, 11/01/47	255	255,266
		21,752,072
Puerto Rico — 4.4%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	3,447	3,761,465
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	1,500	1,500,234
Series A-1, Restructured, 4.55%, 07/01/40	1,750	1,755,613
		7,017,312
South Carolina — 3.9%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	805	863,753
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 04/01/41	1,090	1,156,327
South Carolina Jobs-Economic Development Authority, Refunding RB, 5.00%, 11/15/47	2,500	2,512,513
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/42	1,500	1,657,671
		6,190,264
Tennessee — 2.9%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Refunding RB
5.00%, 10/01/38	1,000	1,008,987
Series A, 5.00%, 10/01/41	1,000	999,795
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,500	1,598,559
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	925	977,664
		4,585,005
Security	Par (000)	Value
Texas — 5.3%
City of Houston Texas Airport System Revenue, ARB, Series B, AMT, 5.50%, 07/15/39	$1,000	$ 1,068,201
EP Royal Estates PFC, RB, M/F Housing, 4.25%, 10/01/39	2,000	1,998,977
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	2,140	2,140,579
New Hope Cultural Education Facilities Finance Corp., RB, 5.00%, 08/15/39(b)	425	422,187
Newark Higher Education Finance Corp., RB, Series A, 5.00%, 08/15/37	500	500,008
San Antonio Water System, Refunding RB, Series A, Junior Lien, 4.00%, 05/15/40	810	816,166
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	1,500	1,500,551
		8,446,669
Utah — 1.1%
Downtown Revitalization Public Infrastructure District, RB
Series A, 1st Lien, (AGM), 5.25%, 06/01/43	1,000	1,118,075
Series B, 2nd Lien, (AGM), 5.25%, 06/01/43	600	670,845
		1,788,920
Vermont — 0.8%
Vermont Economic Development Authority, RB, AMT, 4.63%, 04/01/36(a)(b)	1,300	1,319,399
Virginia — 0.3%
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/40	500	491,592
Washington — 2.6%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/44	500	530,077
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/43	1,000	1,011,635
Washington State Housing Finance Commission, RB, M/F Housing, Series 1, Sustainability Bonds, 3.38%, 04/20/37	972	912,129
Washington State Housing Finance Commission, Refunding RB, Series A, 5.00%, 07/01/38	1,590	1,688,579
		4,142,420
Wisconsin — 4.3%
Public Finance Authority, RB
5.00%, 07/15/30(b)	147	146,856
5.00%, 07/01/35(b)	350	367,762
12/01/45(b)(d)	2,250	2,394,344
Series A, AMT, Senior Lien, 5.50%, 07/01/44	500	521,772
Public Finance Authority, Refunding RB
5.25%, 05/15/42(b)	1,230	1,236,300
Series B, AMT, 5.00%, 07/01/42	1,500	1,500,505
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/27	745	756,656
		6,924,195
Wyoming — 1.3%
Wyoming Community Development Authority, Refunding RB, S/F Housing, Series 1, 4.40%, 12/01/43	2,000	2,023,671
Total Municipal Bonds — 115.8% (Cost: $180,932,239)		185,547,173
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock 2037 Municipal Target Term Trust (BMN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(e)
Alabama — 3.2%
Southeast Energy Authority A Cooperative District, RB, Series A, 5.00%, 01/01/56(a)	$5,000	$ 5,102,076
Colorado — 2.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.00%, 11/15/42	4,000	4,235,105
Idaho — 3.4%
Idaho Health Facilities Authority, Refunding RB, Class A, 5.00%, 03/01/43	5,000	5,365,768
Illinois — 6.3%
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	4,660	4,874,959
Regional Transportation Authority, RB, Series A, 5.00%, 06/01/55	5,000	5,175,684
		10,050,643
Kansas — 3.2%
Wyandotte County Unified School District No. 500 Kansas City, GO, (BAM), 5.00%, 09/01/50(f)	5,000	5,197,569
Maryland — 2.6%
Maryland Community Development Administration, RB, S/F Housing, Sustainability Bonds, 4.95%, 09/01/42	4,000	4,217,864
Massachusetts — 3.3%
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 05/01/48	5,000	5,269,003
Michigan — 3.1%
Michigan Finance Authority, Refunding RB
5.00%, 12/01/42	4,675	4,766,690
5.00%, 12/01/42(g)	190	193,726
		4,960,416
Pennsylvania — 11.6%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.25%, 01/01/37	1,640	1,791,659
Series A, AMT, (AGM), 5.25%, 01/01/40	1,700	1,856,991
Series A, AMT, (AGM), 5.50%, 01/01/41	1,660	1,813,673
Series A, AMT, (AGM), 5.50%, 01/01/42	1,500	1,638,981
General Authority of Southcentral Pennsylvania, Refunding RB, 5.00%, 06/01/39	5,000	5,196,988
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.13%, 10/01/41	5,930	6,258,618
		18,556,910
Washington(f) — 6.7%
Fircrest Properties, RB, Sustainability Bonds, 5.50%, 06/01/49	5,000	5,395,582
State of Washington, GO, Series C, 5.00%, 02/01/49	5,000	5,265,709
		10,661,291
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.0% (Cost: $71,354,722)		73,616,645

Security	Shares	Value
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(h)(i)	20,797	$ 41,594
Total Warrants — 0.0% (Cost: $ — )		41,594
Total Long-Term Investments — 161.8% (Cost: $252,286,961)		259,205,412
Short-Term Securities
Money Market Funds — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.55%(j)(k)	2,350,186	2,350,421
Total Short-Term Securities — 1.5% (Cost: $2,350,421)		2,350,421
Total Investments — 163.3% (Cost: $254,637,382)		261,555,833
Liabilities in Excess of Other Assets — (0.1)%		(109,551)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.0)%		(51,306,037)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (31.2)%		(49,925,006)
Net Assets Applicable to Common Shares — 100.0%		$ 160,215,239

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security.
(e)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 1, 2032 to September 1, 2032, is
$11,641,840. See Note 4 of the Notes to Financial Statements for details.

(g)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Non-income producing security.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock 2037 Municipal Target Term Trust (BMN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/26	Shares Held at 06/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 633,347	$ 1,717,074 (a)	$ —	$ —	$ —	$ 2,350,421	2,350,186	$ 15,788	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 185,547,173	$ —	$ 185,547,173
Municipal Bonds Transferred to Tender Option Bond Trusts	—	73,616,645	—	73,616,645
Warrants	—	—	41,594	41,594
Short-Term Securities
Money Market Funds	2,350,421	—	—	2,350,421
	$2,350,421	$259,163,818	$41,594	$261,555,833
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(51,014,998)	$—	$(51,014,998)
VRDP Shares at Liquidation Value	—	(50,000,000)	—	(50,000,000)
	$—	$(101,014,998)	$—	$(101,014,998)
See notes to financial statements.
Schedule of Investments

Statement of Assets and Liabilities (unaudited)
June 30, 2026

BMN
ASSETS
Investments, at value — unaffiliated(a)	$ 259,205,412
Investments, at value — affiliated(b)	2,350,421
Receivables:
Investments sold	170,578
Dividends — affiliated	5,782
Interest — unaffiliated	2,823,143
Deferred offering costs	124,403
Prepaid expenses	47,423
Total assets	264,727,162
ACCRUED LIABILITIES
Bank overdraft	138,994
Payables:
Investments purchased	2,327,355
Accounting services fees	11,751
Custodian fees	572
Income dividend distributions — Common Shares	576,343
Interest expense and fees	291,039
Investment advisory fees	117,547
Offering costs	79,262
Trustees’ and Officer’s fees	2,342
Other accrued expenses	462
Professional fees	17,237
Transfer agent fees	9,015
Total accrued liabilities	3,571,919
OTHER LIABILITIES
TOB Trust Certificates	51,014,998
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	49,925,006
Total other liabilities	100,940,004
Total liabilities	104,511,923
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 160,215,239
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 153,374,557
Accumulated earnings	6,840,682
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 160,215,239
Net asset value per Common Share	$ 26.06
(a) Investments, at cost—unaffiliated	$252,286,961
(b) Investments, at cost—affiliated	$2,350,421
(c) Preferred Shares outstanding	500
(d) Preferred Shares authorized	500
(e) Par value per Preferred Share	$0.001
(f) Common Shares outstanding	6,147,653
(g) Common Shares authorized	Unlimited
(h) Par value per Common Share	$0.001
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Statement of Operations (unaudited)
Six Months Ended June 30, 2026

BMN
INVESTMENT INCOME
Dividends — affiliated	$15,788
Interest — unaffiliated	6,098,227
Total investment income	6,114,015
EXPENSES
Investment advisory	709,694
Professional	35,318
Accounting services	26,972
Transfer agent	6,666
Printing and postage	6,146
Trustees and Officer	5,120
Registration	4,471
Liquidity fees	2,525
Remarketing fees on Preferred Shares	2,480
Custodian	1,241
Miscellaneous	6,136
Total expenses excluding interest expense, fees and amortization of offering costs	806,769
Interest expense, fees and amortization of offering costs(a)	1,564,057
Total expenses	2,370,826
Less fees waived and/or reimbursed by the Manager	(701)
Total expenses after fees waived and/or reimbursed	2,370,125
Net investment income	3,743,890
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	43,762
43,762
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,531,111
Net realized and unrealized gain	1,574,873
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$5,318,763
(a) All or a portion of is related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BMN
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$3,743,890	$6,863,863
Net realized gain (loss)	43,762	(587,825)
Net change in unrealized appreciation (depreciation)	1,531,111	882,353
Net increase in net assets applicable to Common Shareholders resulting from operations	5,318,763	7,158,391
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(3,458,055)(b)	(6,745,851)
Return of capital	—	(170,259)
Decrease in net assets resulting from distributions to Common Shareholders	(3,458,055)	(6,916,110)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	1,860,708	242,281
Beginning of period	158,354,531	158,112,250
End of period	$160,215,239	$158,354,531

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Statement of Cash Flows (unaudited)
Six Months Ended June 30, 2026

BMN
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$5,318,763
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	7,991,047
Purchases of long-term investments	(6,681,897)
Net purchases of short-term securities	(1,717,074)
Amortization of premium and accretion of discount on investments and other fees	(11,513)
Net realized gain on investments	(43,762)
Net unrealized (appreciation) depreciation on investments	(1,531,111)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(1,419)
Interest — unaffiliated	138,001
Prepaid expenses	(12,353)
Deferred offering costs.	(124,403)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(3,125)
Custodian fees	(156)
Interest expense and fees	(38,351)
Investment advisory fees	(3,516)
Trustees’ and Officer’s fees	2,342
Other accrued expenses	(1,582)
Professional fees	(21,706)
Transfer agent fees	4
Net cash provided by operating activities	3,258,189
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(2,916,734)
Payments for offering costs	79,262
Repayments of TOB Trust Certificates	(255,000)
Decrease in bank overdraft	(170,561)
Amortization of deferred offering costs	4,844
Net cash used for financing activities	(3,258,189)
CASH
Net increase in restricted and unrestricted cash	—
Restricted and unrestricted cash at beginning of period	—
Restricted and unrestricted cash at end of period	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,597,564
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BMN
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Period from 10/28/22(a) to 12/31/22

Net asset value, beginning of period	$25.76	$25.72	$26.20	$25.42	$25.00
Net investment income(b)	0.61	1.12	1.07	1.05	0.11
Net realized and unrealized gain (loss)	0.25	0.05	(0.42)	0.86	0.31
Net increase from investment operations	0.86	1.17	0.65	1.91	0.42
Distributions to Common Shareholders(c)
From net investment income	(0.56)(d)	(1.10)	(1.09)	(1.13)	—
From net realized gain	—	—	(0.02)	—	—
Return of capital	—	(0.03)	(0.02)	—	—
Total distributions to Common Shareholders	(0.56)	(1.13)	(1.13)	(1.13)	—
Net asset value, end of period	$26.06	$25.76	$25.72	$26.20	$25.42
Market price, end of period	$25.70	$26.18	$25.59	$23.78	$24.44
Total Return Applicable to Common Shareholders(e)
Based on net asset value	3.36%(f)	4.76%	2.72%	7.97%	1.68%(f)
Based on market price	0.29%(f)	7.01%	12.60%	1.92%	(2.24)%(f)
Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.01%(h)	2.16%	1.00%	0.72%	0.65%(h)(i)
Total expenses after fees waived and/or reimbursed	3.01%(h)	2.16%	1.00%	0.72%	0.61%(h)(i)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and amortization of offering costs(j)	1.02%(h)	0.86%	0.70%	0.67%	0.61%(h)
Net investment income to Common Shareholders	4.75%(h)	4.40%	4.11%	4.11%	2.60%(h)
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$160,215	$158,355	$158,112	$161,045	$156,247
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$50,000	$50,000	$—	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$258,605 (k)	$256,369 (k)	$—	$—	$—
TOB Trust Certificates, end of period (000)	$51,015	$51,270	$12,335	$12,335	$—
Asset coverage per $1,000 of TOB Trust Certificates, end of period	$5,119	$5,062	$13,818	$14,056	N/A
Portfolio turnover rate	3%	23%	7%	20%	38%

(a)	Commencement of operations.
(b)	Based on average Common shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.80% and 0.76%.

(j)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)
Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited)

1.
ORGANIZATION
BlackRock 2037 Municipal Target Term Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Maryland statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.
The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Collateralization: If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Cash: The Trust may maintain cash at its custodian, which at times may exceed United States federally insured limits. The Trust may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trust is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 9.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Trust has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
Segment Reporting: The Chief Financial Officer acts as the Trust’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Trust. The CODM has concluded that the Trust operates as a single operating segment since the Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trust’s financial statements.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Trust’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Trust’s Manager as the valuation designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price (including evaluated prices) provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Trust. Certain information made available by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trust to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statement of Assets and Liabilities and Statement of Operations.
Municipal Bonds Transferred to TOB Trusts: The Trust leverages its assets through the use of “TOB Trust” transactions. The fund transfers municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating fund that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which the fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of the fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trust) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

While the fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of the fund to borrow money for purposes of making investments.  The Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to the Trust. The Trust typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statement of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense and fees in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense and fees in the Statement of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense and fees in the Statement of Operations.  Amounts recorded within interest expense and fees in the Statement of Operations are:
Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BMN	$ 598,345	$ 94,576	$ 33,500	$ 726,421
For the six months ended June 30, 2026, the following table is a summary of the Trust’s TOB Trusts:
Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BMN	$ 73,616,645	$ 51,014,998	2.67% — 2.85%	$ 51,251,339	2.86%

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trust, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trust, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedule of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If the Trust invests in a TOB Trust on a recourse basis, the Trust enters into a reimbursement agreement with the Liquidity Provider where the Trust is required to reimburse the
Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation
Shortfall”). As a result, if the Trust invests in a recourse TOB Trust, the Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB
Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trust at June 30, 2026, in proportion to their participation in the TOB Trust. The recourse
TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the Trust at June 30, 2026.

5.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Trust entered into an Investment Advisory Agreement with the  Manager, the Trust’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.
For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.
For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Distribution Fees: BMN has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BMN common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BMN’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2026 amounted to $0.
Expense Waivers:  The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2026, the amount waived was $701.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the six months ended June 30, 2026, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers:  Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
6.
PURCHASES AND SALES
For the six months ended June 30, 2026, purchases and sales of investments, excluding short-term securities, were $9,009,252 and $7,931,625, respectively.
7.
INCOME TAX INFORMATION
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trust as of June 30, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Trust’s NAV.
As of December 31, 2025, the Trust had non-expiring capital loss carryforwards as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards(a)
BMN	$ (274,720)

(a)	Amounts available to offset future realized capital gains.
As of June 30, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BMN	$ 203,613,339	$ 7,629,831	$ (702,335)	$ 6,927,496
8.
PRINCIPAL RISKS
In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.
The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvests the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.
The Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Trust’s investments in the TOB Trusts may adversely affect the Trust’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trust’s NAV per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trust’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trust, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:  The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Investment Objective Risk: There is no assurance that BMN will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BMN approaches its scheduled termination date, it is expected that the maturity of BMN’s portfolio securities will shorten, which is likely to reduce BMN’s income and distributions to shareholders.
Valuation Risk:  The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.
The Trust invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trust’s performance.
The Trust invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trust invests.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

9.
CAPITAL SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Trust’s Common Shares is $0.001. The par value for Trust’s Preferred Shares outstanding is $0.001.  The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the six months ended June 30, 2026, and the year ended December 31, 2025, shares issued and outstanding remained constant.
BMN has filed a prospectus with the SEC allowing it to issue an additional 2,000,000 Common Shares through an equity Shelf Offering. Under the Shelf Offering, BMN, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s  NAV per Common Share (calculated within 48 hours of pricing). As of period end, 2,000,000 Common Shares remain available for issuance under the Shelf Offering. For the six months ended June 30, 2026, Common Shares issued and outstanding under the Shelf Offering remained constant. During the six months ended June 30 2026, BMN issued 0 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BMN in connection with its Shelf Offering are recorded as “Deferred offering costs” in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
Preferred Shares
The Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a  Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
The Trust (for purposes of this section, “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BMN	10/01/25	500	$ 50,000,000	10/01/37
Redemption Terms: The Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a the Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a the Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statement of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
BMN
Expiration date	10/20/28
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to  a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, the Trust is required to redeem the Shares six months after the purchase date. Immediately after such mandatory purchase, the  Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that  the Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

Remarketing: The Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statement of Operations.  During any special rate period (as described below), the Trust may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings
BMN	Aa2
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by . The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.
Special Rate Period:  The Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following the Trusts have commenced a special rate period:
Trust Name	Commencement Date	Expiration Date as of Period Ended 06/30/26
BMN	10/01/25	10/05/28
Prior to the expiration date, the Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the Trust will pay nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the six months ended June 30, 2026, the annualized dividend rate for the VRDP Shares were as follows:
BMN
Dividend rates	3.36%
During the year ended December 31, 2025, BMN issued 500 VRDP Shares.
During the six months ended June 30, 2026, VRDP Shares issued and outstanding remained constant.
Offering Costs: The Trust incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statement of Operations.
Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statement of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statement of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Trust Name	Dividends	Deferred Offering Costs Amortization
BMN	$ 832,765	$ 4,844
As of June 30, 2026, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 4,000 Shares of BMN.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

10.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trust’s  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trust declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BMN	06/05/26	07/15/26	08/03/26	$ 0.093750
	06/05/26	08/14/26	09/01/26	0.093750
	06/05/26	09/15/26	10/01/26	0.093750
The Trust declared and paid or will pay distributions to Preferred Shareholders as follows:
Preferred Shares(a)
Trust Name	Shares	Series	Declared
BMN	VRDP	W-7	$ 139,699

(a)	Dividends declared for period July 1, 2026 to July 31, 2026.
Notes to Financial Statements

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock 2037 Municipal Target Term Trust (the “Fund”) met on May 7, 2026 (the “May Meeting”) and June 4-5, 2026 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings during the year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also provided additional information to the Board in response to specific questions and requests from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any material outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for applicable services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s development and application of applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; (o) the Fund’s market discount/premium compared to peer funds; and (p) distributions.
Prior to and in preparation for the May Meeting, the Board prepared and submitted questions, requested specific materials, and received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees, as applicable; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made or benefits that inure to BlackRock or its affiliates, including relating to, as applicable, securities lending and cash management activities of the Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

2026 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. Throughout the year, the Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team (including the tenure of or changes in the portfolio management team); research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks, the role of BlackRock’s Risk & Quantitative Analysis Group, and BlackRock’s policies and procedures for third-party vendor oversight. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with the Fund’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and net asset value; and services related to the valuation and pricing of the Fund’s portfolio holdings; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B. The Investment Performance of the Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2025, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”) The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered the Fund’s performance relative to the Fund’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, the Fund generally performed near expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for the Fund, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Costs of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
Disclosure of Investment Advisory Agreement

Disclosure of Investment Advisory Agreement (continued)

The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2025 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability information for other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered the Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although the Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also noted the revenue received by BlackRock and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BlackRock and/or its affiliates. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Throughout the year, the Board also received information and reporting, as applicable, regarding BlackRock’s soft dollar, brokerage, and trade execution practices.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2027. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2026 BlackRock Semi-Annual Report to Shareholders

Additional Information

Trust Certification
The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trust does not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trust. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trust’s exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
The Trust’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). The Trust intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, the Trust may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Trust distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
BMN’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since December 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Additional Information

Additional Information (continued)

Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trust has delegated the voting of proxies for the Trust’s securities to BlackRock Advisors, LLC (the “Adviser”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trust. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BMN may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, BMN may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BMN’s  net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow BMN to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On June 22, 2026, BMN filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BMN are not offers to sell BMN Common Shares or solicitations of an offer to buy BMN Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BMN contains important information about BMN, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BMN carefully and in its entirety before investing. Copies of the final prospectus for BMN can be obtained from BlackRock at blackrock.com.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
Bank of America, N.A.
New York, NY 10036
VRDP Remarketing Agent
BofA Securities, Inc.
New York, NY 10036
VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

2026 BlackRock Semi-Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
CAB	Capital Appreciation Bonds
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	Guaranteed
INS	Insured
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit
S/F	Single-Family
SAB	Special Assessment Bonds
Glossary of Terms Used in this Report

Want to know more?
blackrock.com | 800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
MTTT-06/26-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14 – Purchases	of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 – Submission	of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock 2037 Municipal Target Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2037 Municipal Target Term Trust

Date: August 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2037 Municipal Target Term Trust

Date: August 21, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock 2037 Municipal Target Term Trust

Date: August 21, 2026